                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 26, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)





                       FIRST VIRTUAL HOLDINGS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     000-21751               33-0612860
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)



                         11975 EL CAMINO REAL, SUITE 300
                        SAN DIEGO, CALIFORNIA 92130-2543
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (619) 793-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.    OTHER EVENTS

On June 25, 1998, First Virtual Holdings Incorporated (the "Company") issued a press release announcing the closing of the previously announced investment in the Company by SOFTBANK Holdings, Inc. and certain of its affiliates. The Company also released today a pro forma condensed balance sheet as of May 31, 1998, which gives effect to the closing of SOFTBANK's investment and related transactions. The pro forma balance sheet was prepared and released at the request of the Nasdaq National Market. A copy of the pro forma condensed balance sheet as of May 31, 1998, is attached to this Form 8-K and is incorporated herein by this reference.

The pro forma condensed balance sheet is unaudited and does not take into account any transactions or operating results after May 31, 1998, with the exception of those transactions detailed in the pro forma condensed balance sheet. There can be no assurance that the Company's balance sheet as of June 30, 1998, (to be filed with the Securities and Exchange Commission in the Company's Form 10-Q for the quarter then ending) and in particular its accumulated deficit and cash and cash equivalents, will not be materially different from the information presented in the pro forma condensed balance sheet, since the Company expects to incur a net loss during June 1998.

This information is provided solely for the purpose of complying with the requirements delineated by Nasdaq. This information is not intended to be used by the investing public.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following financial statements and exhibits are filed as part of this report:

(a) Financial statements of the registrant:
Pro Forma Condensed Balance Sheet of the Company as of May 31, 1998.

(b) Exhibits in accordance with Item 601 of Regulation S-K:

Exhibits.

Exhibit Number    Description

99.1              Press Release Dated June 25, 1998.




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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIRST VIRTUAL HOLDINGS INCORPORATED



Dated:  June 26, 1998                   By:  /s/ Keith S. Kendrick
                                            ----------------------------------
                                                 Keith S. Kendrick
                                                 President



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                       First Virtual Holdings Incorporated
                        Pro Forma Condensed Balance Sheet


The unaudited pro forma condensed balance sheet as of May 31, 1998, is supplemental to the Company's historical financial statements and gives effect to the following assumed transactions as if they took place on May 31, 1998. These assumed transactions differ in several respects from the actual transactions which occurred on June 25, 1998 and which are referred to in the attached press release, due primarily to the accrual of additional interest on existing Company indebtedness, and the Company's incurring additional indebtedness, from May 31, 1998 through June 23, 1998. The additional indebtedness and accrued interest was converted into Common Stock as part of the aforementioned transactions. Where appropriate, the actual net proceeds to the Company, debt canceled, and shares of Common Stock issued are indicated parenthetically below.

1. The sale and issuance of 10,000,000 shares of Common Stock on June 25, 1998, for which the Company received net proceeds of $4,744,778 ($4,438,422) and cancellation of $1,105,222 ($1,411,578) in debt.

2. The sale and issuance of 625,000 shares of Common Stock on June 25, 1998, for which the Company received net proceeds of $750,000.

3.   The conversion of $1,529,903 ($1,536,061) of debt into 2,549,838
     (2,560,102) shares of Common Stock on June 25, 1998.

4. The release of a writ of attachment, pursuant to a civil lawsuit filed against the Company in February 1998.

5. Stockholder approval of the issuance of 1,000 shares of the Company's Series A Convertible Preferred Stock and its subsequent reclassification from a mezzanine item to stockholders' equity on June 23, 1998.

6. Conversion of all 655 outstanding shares of Series A Convertible Preferred Stock into 5,958,316 shares of Common Stock on June 25, 1998.

There can be no assurance that the Company's balance sheet as of June 30, 1998 (to be filed with the Securities and Exchange Commission in the Company's Form 10-Q for the quarter then ending) and in particular its accumulated deficit and cash and cash equivalents, will not be materially different from the information presented in the pro forma condensed balance sheet.



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                      FIRST VIRTUAL HOLDINGS INCORPORATED
                       PRO FORMA CONDENSED BALANCE SHEET
                                  MAY 31, 1998
                                  (Unaudited)

                                                                       PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------------------   PRO FORMA
                                     ACTUAL        (1)         (2)        (3)          (4)         (5)          (6)          AS OF
                                     MAY 31,     SALE OF     SALE OF   CONVERSION   RELEASE OF  APPROVAL OF  CONVERSION      MAY 31,
ASSETS                                1998        STOCK       STOCK      OF DEBT       WRIT      SERIES A    OF SERIES A      1998
                                   -------------------------------------------------------------------------------------------------

Current assets
   Cash and cash equivalents        $  174,207   4,744,778   $750,000              $ 1,525,968                           $7,194,953
   Restricted cash                   1,525,968                                      (1,525,968)                                --
   Accounts receivable                  25,426                                                                               25,426
   Prepaid expenses and other          251,612                                                                              251,612
                                     ---------   ---------   --------              -----------                           ----------
Total current assets                 1,977,213   4,744,778    750,000                     --                              7,471,991

   Furniture, equipment and
     software, net                   1,552,808                                                                            1,552,808
   Information technology,
     net                                 8,645                                                                                8,645
   Organization and other
     costs, net                         66,323                                                                               66,323
   Other assets                        139,763                                                                              139,763
                                     ---------  ----------   --------              -----------                           ----------
TOTAL ASSETS                        $3,744,752  $4,744,778   $750,000              $      --                             $9,239,530
                                     =========  ==========   ========              ===========                           ==========


LIABILITIES & STOCKHOLDERS'
EQUITY
Current liabilities
   Accounts payable                 $1,308,380                                                                           $1,308,380
   Accrued compensation &
     related liabilities               197,033                                                                              197,033
   Accrued interest                    329,903                           (329,903)                                             --
   Deferred revenue                    339,647                                                                              339,647
   Other accrued liabilities           387,400                                                                              387,400
   Current portion, due to
     stockholder                     2,535,222  (1,105,222)            (1,200,000)                                          230,000
                                     ---------  ----------             ----------                                        ----------
Total current liabilities            5,097,585  (1,105,222)            (1,529,903)                                        2,462,460
Amount due to stockholder              125,000                                                                              125,000
Series A convertible
     preferred stock                 4,093,749                                                   (4,093,749)                   --

Stockholders equity
   Series A convertible
     preferred stock, $0.001
     par value; 1,000 shares
     authorized; 655 shares
     outstanding at
     May 31, 1998                            1                                                                     (1)         --
   Preferred stock, 5,000,000
     shares authorized, none
     outstanding at
     May 31, 1998                            -                                                                                 --
   Common stock, $0.001
     par value; 40,000,000
     shares authorized,
     11,817,980 shares issued
     and outstanding at
     May 31, 1998
     (30,951,134 pro forma,
     unaudited)                         11,818      10,000        625       2,550                               5,958        30,951
   Additional paid in capital       29,444,269   5,840,000    749,375   1,527,353                 4,093,749    (5,957)   41,648,789
   Warrants                          1,080,828                                                                            1,080,828
   Deferred compensation              (239,634)                                                                            (239,634)
   Accumulated deficit             (35,868,864)                                                                         (35,868,864)
                                   ------------------------------------------------------------------------------------------------
Total stockholders' equity          (5,571,582)  5,850,000    750,000   1,529,903                 4,093,749      --       6,652,070
                                   ------------------------------------------------------------------------------------------------
TOTAL LIABILITIES &
  STOCKHOLDERS' EQUITY              $3,744,752   4,744,778   $750,000  $     --                  $     --    $   --      $9,239,530
                                   ================================================================================================